EATON VANCE U.S. GOVERNMENT MONEY MARKET FUND Supplement to Prospectus dated March 1, 2011

1. The following replaces the second paragraph in "Valuing Shares":

When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

November 8, 2011